UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2020

NET 1 UEPS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Florida	000-31203	98-0171860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

President Place, 4th Floor, Cnr. Jan Smuts Avenue and Bolton Road

Rosebank, Johannesburg, South Africa

(Address of principal executive offices)	(ZIP Code)

Registrant's telephone number, including area code: +27-11-343-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	UEPS	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously disclosed, on January 23, 2020, Net 1 UEPS Technologies, Inc. (“Net1” or the “Company”), through its wholly owned subsidiary, Net1 Applied Technologies Netherlands B.V. (“Net1 BV”), and PayletterHoldings LLC (the “Purchaser”) entered into an agreement (the “Purchase Agreement”) pursuant to which Net1 BV agreed to sell its entire shareholding in Net1 Applied Technologies Korea Limited (collectively with its subsidiaries “Net1 Korea”), the sole shareholder of KSNET, Inc., for $237 million. The transaction closed on March 9, 2020 and Net1 BV received $216 million, $237 million, net of Korean taxes of $21 million.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 9, 2020, as a consequence of the sale of Net1 Korea, Mr. Phil-Hyun Oh will no longer be employed by the Company and, therefore, will cease to be a named executive officer of the Company under Securities and Exchange Commission rules.

Item 7.01. Regulation FD Disclosure.

On March 9, 2020, the Company issued a press release announcing the closing of the transaction as described in Item 2.01 above. A copy of Net1's press release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(b)  Pro forma financial information

Unaudited Pro Forma Financial Statements for Net1 comprising:
Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2019	F-1
Unaudited Pro Forma Consolidated Statement of Operations for the year ended June 30, 2019	F-2
Unaudited Pro Forma Consolidated Statement of Operations for the six months ended December 31, 2019	F-3
Notes to the Unaudited Pro Forma Consolidated Financial Statements	F-4

(d)  Exhibits

Exhibit
No.	Description
99.1	Press Release, dated March 9, 2020, issued by Net1

NET 1 UEPS TECHNOLOGIES, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Overview

The following unaudited pro forma consolidated financial statements have been prepared to give effect to the Company disposing of its entire shareholding in Net1 Korea (the "Disposal"). The Company has prepared these unaudited pro forma consolidated financial statements based on (a) its historical unaudited consolidated financial statements as of and for the six months ended December 31, 2019, (b) its historical audited consolidated financial statements as of and for the year ended June 30, 2019 (refer also to Note 1 below regarding a re-presentation of the consolidated statement of operations), and (c) financial information for Net1 Korea as of the same date and for the same period which has been derived as described below. The unaudited pro forma consolidated financial statements present the pro forma financial position and results of operations of the consolidated company based on the historical financial information and after giving effect to the Disposal and certain adjustments which the Company believes to be (a) directly attributable to the Disposal, (b) factually supportable, and (c) in the case of certain income adjustments, expected to have a continuing impact, as described in the notes to the unaudited pro forma consolidated financial statements.

The Company has presented an unaudited pro forma consolidated balance sheet which removes the historical balance sheet of Net1 Korea from the Company as of December 31, 2019, as if the Disposal had occurred on that date. The Company has presented unaudited pro forma consolidated statement of operations of the Company and Net1 Korea for the six months ended December 31, 2019, and the year ended June 30, 2019, which removes the historical statements of operations of Net1 Korea from the Company for the periods presented as if the disposal had occurred on July 1, 2018.

The financial information of Net1 Korea was prepared in accordance with US GAAP, is unaudited, and is denominated in South Korean Won ("KRW"). An exchange rate of $1/KRW 1,155 has been used to translate Net1 Korea's historical balance sheet as of December 31, 2019, from KRW to U.S. dollars, based on the closing exchange rate as of December 31, 2019, as reported by an independent external source (www.oanda.com) ("Oanda"). Exchange rates of $1/KRW 1,184 and $1/KRW 1,136 have been used to translate Net1 Korea's results of operations for the six months ended December 31, 2019, and the year ended June 30, 2019, respectively, from KRW to U.S. dollars, based on the average daily exchange rates for those periods, as reported by Oanda.

No account has been taken within these unaudited pro forma consolidated financial statements of any future changes in accounting policies which may or may not occur as a result of the Disposal.

The pro forma adjustments are based on information that is currently available and contain certain preliminary estimates and assumptions and thus the actual effects of the Disposal may differ from the effects reflected herein. These unaudited pro forma consolidated financial statements are not intended to be indicative of the consolidated results of operations or financial position of the consolidated company that would have been reported had the Disposal been completed as of the dates presented, and are not representative of future consolidated results of operations or financial condition of the consolidated company.

You should read these unaudited pro forma consolidated financial statements in conjunction with the Company's audited consolidated financial statements included in its Annual Report on Form 10-K for the year ended June 30, 2019, filed on October 25, 2019, and its unaudited condensed consolidated financial statements included in the Company's Quarterly Report on Form 10-Q for the six months ended December 31, 2019, filed on February 10, 2020.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

As of December 31, 2019, in $ '000

	Net1	Pro forma adjustments	Notes	Pro forma
ASSETS
Current assets		(31,329)	2 (a)
Cash and cash equivalents	50,719	216,200	2 (b)	235,590
Restricted cash	84,360	-		84,360
		(36,381)	2 (a)
Accounts receivable, net and other receivables	68,565	21,000	2 (b)	53,184
Finance loans receivable, net	29,117	(14,613)	2 (a)	14,504
Inventory	21,196	(2,507	2 (a)	18,689
Total current assets before settlement assets	253,957	152,370		406,327
Settlement assets	55,401	(47,797)	2 (a)	7,604
Total current assets	309,358	104,573		413,931
Property, plant and equipment, net	16,450	(8,219)	2 (a)	8,231
Operating lease right-of-use	7,838	(200)	2 (a)	7,638
Equity-accounted investments	155,627	-		155,627
Goodwill	148,938	(112,154)	2 (a)	36,784
Intangible assets, net	8,043	(6,045)	2 (a)	1,998
Deferred income taxes	2,112	(1,935)	2 (a)	177
Other long-term assets, including reinsurance assets	41,144	(12,405)	2 (a)	28,739
TOTAL ASSETS	689,510	(36,385)		653,125

LIABILITIES
Current liabilities
Short-term credit facilities for ATM funding	84,360	-		84,360
Short-term credit facilities	13,906	-		13,906
Accounts payable	14,211	(7,478)	2 (a)	6,733
		(8,119)	2 (a)
Other payables	69,134	9,000	2 (d)	70,015
Operating lease right of use lease liability - current	3,534	(71)	2 (a)	3,463
Current portion of long-term borrowings	4,063	-		4,063
		(4,444)	2 (a)
Income taxes payable	5,043	15,000	2 (c)	15,599
Total current liabilities before settlement obligations	194,251	3,888		198,139
Settlement obligations	55,402	(47,797)	2 (a)	7,605
Total current liabilities	249,653	(43,909)		205,744
Deferred income taxes	4,503	(1,983)	2 (a)	2,520
Right-of-use operating lease liability - long term	4,499	(128)	2 (a)	4,371
Other long-term liabilities, including insurance policy liabilities	2,623	(120)	2 (a)	2,503
TOTAL LIABILITIES	261,278	(46,140)		215,138

Redeemable common stock	107,672	-		107,672
		-
EQUITY
Common stock	80	-		80
Additional paid-in-capital	277,891	-		277,891
Treasury shares	(286,951	-		(286,951)
Accumulated other comprehensive (loss) income	(194,439	6,932	2 (a)	(187,507)
Retained earnings	523,979	2,823	2 (c)	526,802
TOTAL NET1 EQUITY	320,560	9,755		330,315
Non-controlling interest	-	-		-
TOTAL EQUITY	320,560	9,755		330,315

TOTAL LIABILITIES, REDEEMABLE COMMON STOCK AND SHAREHOLDERS' EQUITY	689,510	(36,385		653,125

See accompanying notes to unaudited pro forma consolidated financial statements.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the six months ended December 31, 2019

(in $ '000, except per share data or unless otherwise indicated)

	Net1	Pro forma adjustments	Notes	Pro forma

Revenue	154,836	(66,331)	2 (a)	88,505

Expenses
Cost of goods sold, IT processing, servicing and support	89,954	(29,131)	2 (a)	60,823
Selling, general and administration	65,324	(23,284)	2 (a)	42,040
Depreciation and amortization	9,146	(6,648)	2 (a)	2,498

Operating loss	(9,588)	(7,268)		(16,856)

Gain on disposal of FIHRST	9,743	-		9,743

Interest income	1,994	(549) 1,291	2 (a) 2 (e)	2,736

Interest expense	4,576	(100)	2 (a)	4,476

Loss before income tax expense	(2,427)	(6,426)		(8,853)

		(2,062)	2 (a)
Income tax expense (benefit)	3,739	271	2 (e)	1,948

Net loss before earnings from equity-accounted investments	(6,166)	(4,635)		(10,801)

Earnings from equity-accounted investments	1,569	-		1,569

Net loss from continuing operations	(4,597)	(4,635)		(9,232)

Less net income attributable to non-controlling interest	-	-		-

Net loss attributable to Net1	(4,597)	(4,635)		(9,232)

Loss per share attributable to Net1 shareholders:
Basic loss	(0.08)			(0.16)
Diluted loss	(0.08)			(0.16)

Weighted-average number of outstanding shares of common stock used to calculate basic loss per share	55,985			55,985

Weighted-average number of outstanding shares of common stock used to calculate diluted loss per share	56,568			56,568

See accompanying notes to unaudited pro forma consolidated financial statements.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the year ended June 30, 2019

(in $ '000, except per share data or unless otherwise indicated)

	Net1 (Note 1)	Pro forma adjustments	Notes	Pro forma

Revenue	304,653	(138,426)	2 (a)	166,227

Expenses
Cost of goods sold, IT processing, servicing and support	187,680	(57,984)	2 (a)	129,696
Selling, general and administration	198,399	(53,479)	2 (a)	144,920
Depreciation and amortization	29,323	(17,220)	2 (a)	12,103
Impairment losses	14,440	-		14,440

Operating loss	(125,189)	(9,743)		(134,932)

Change in fair value of equity securities	(167,459)	-		(167,459)

Loss on disposal of DNI	631	-		631

Interest income	6,522	(1,098) 2,558	2 (a) 2 (e)	7,982

Interest expense	9,912	(52)	2 (a)	9,860

Impairment of Cedar Cellular note	12,793	-		12,793

Loss before income tax expense	(309,462)	(8,231)		(317,693)

Income tax (benefit) expense	(36)	(4,989) 537	2 (a) 2 (e)	(4,488)

Net loss before earnings from equity-accounted investments	(309,426)	(3,779)		(313,205)

Earnings from equity-accounted investments	1,467	-		1,467

Net loss from continuing operations	(307,959)	(3,779)		(311,738)

Net income from discontinued operations	7,830	-		7,830
Loss on disposal of discontinued operations	(5,140)	-		(5,140)

Net loss	(305,269)	(3,779)		(309,048)

Less (Add) net income (loss) attributable to non-controlling interest	2,349	-		2,349
Continuing	(1,352)	-		(1,352)
Discontinued	3,701	-		3,701

Net loss attributable to Net1	(307,618)	(3,779)		(311,397)
Continuing	(306,607)	(3,779)		(310,386)
Discontinued	(1,011)	-		(1,011)

Loss per share attributable to Net1 shareholders:
Basic loss:	(5.42)			(5.49)
Continuing	(5.40)			(5.47)
Discontinued	(0.02)			(0.02)
Diluted loss:	(5.42)			(5.48)
Continuing	(5.40)			(5.46)
Discontinued	(0.02)			(0.02)

Weighted-average number of outstanding shares of common stock used to calculate basic loss per share	55,963			55,963

Weighted-average number of outstanding shares of common stock used to calculate diluted loss per share	55,981			55,981

See accompanying notes to unaudited pro forma consolidated financial statements.

NET 1 UEPS TECHNOLOGIES, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

1. Basis of presentation

The accompanying unaudited pro forma consolidated financial statements present the pro forma financial position and results of operations of the consolidated company based on the historical financial information and after giving effect to the Disposal and certain adjustments which the Company believes to be (a) directly attributable to the Disposal, (b) factually supportable, and (c) in the case of certain income adjustments, expected to have a continuing impact, which are described in these notes. Please refer to "Overview" for further discussion of the basis of presentation of these unaudited pro forma consolidated financial statements.

Re-presentation of consolidated statement of operations from Form 10-K

As reported in our Form 10-Q filed on February 10, 2020, subsequent to the issuance of our Form 10-K for the year ended June 30, 2019, and the Company's Form 10-Qs for the three months ended September 30, 2019, and the three and nine months ended March 31, 2019, the Company determined that its presentation of the discontinued operations of DNI-4PL Contracts Proprietary Limited, or DNI, in the condensed consolidated statements of operations included in those filings was incorrect. In these previous filings, the gross amounts of DNI's operations upon classification as a discontinued operation remained in the condensed consolidated statements of operations which totalled to net (loss) income. Two captioned lines below net (loss) income were presented to show the composition of the net (loss) income between continuing and discontinued operations and the details of amounts relating to DNI's discontinued operations were separately disclosed in a note. The correct presentation removes the gross amounts of a discontinued operation from the condensed consolidated statements of operations, which totals to the net (loss) income from continuing operations before presenting net income from discontinued operations and then totalling to net (loss) income.

The consolidated statement of operations obtained from the Company's Form 10-K for the year ended June 30, 2019, has been revised as referenced above to correct the presentation. The impact of the revision reduced each of the previously presented line items in the consolidated statements of operations preceding net income by the amounts shown in the note disclosure for DNI's discontinued operations in our Form 10-K for the year ended June 30, 2019. The revision had no effect on previously presented net (loss) income, net (loss) income for continuing operations, net income from discontinued operations or the note disclosures for DNI's discontinued operations.

2. Pro forma adjustments

The following are descriptions of each of the pro forma adjustments included in the unaudited pro forma consolidated financial statements:

(a) Deconsolidation of Net1 Korea

Consolidated balance sheet as of December 31, 2019

The table below presents Net1 Korea's unaudited consolidated balance sheet as of December 31, 2019, in KRW and $, that has been deconsolidated from the Company's unaudited pro forma consolidated balance sheet as a result of the Disposal:

	Net1 Korea
	December 31, 2019
	KRW '000	$ '000
ASSETS
Current assets
Cash and cash equivalents	36,200,161	31,329
Accounts receivable, net and other receivables	42,037,640	36,381
Finance loans receivable, net	16,885,387	14,613
Inventory	2,896,448	2,507
Total current assets before settlement assets	98,019,636	84,830
Settlement assets	55,227,982	47,797
Total current assets	153,247,618	132,627
Property, plant and equipment, net	9,496,904	8,219
Operating lease right-of-use	230,913	200
Goodwill	129,591,033	112,154
Intangible assets, net	6,983,906	6,045
Deferred income taxes	2,236,100	1,935
Other long-term assets	14,333,483	12,405
TOTAL ASSETS	316,119,957	273,585

LIABILITIES
Current liabilities
Accounts payable	8,640,357	7,478
Other payables	9,381,335	8,119
Operating lease right of use lease liability - current	82,485	71
Income taxes payable	5,134,855	4,444
Total current liabilities before settlement liabilities	23,239,032	20,112
Settlement liabilities	55,227,982	47,797
Total current liabilities	78,467,014	67,909
Deferred income taxes	2,291,151	1,983
Right-of-use operating lease liability - long term	148,428	128
Other long-term liabilities	139,065	120
TOTAL LIABILITIES	81,045,658	70,140

EQUITY
Net1 equity	186,741,018	167,559
Accumulated other comprehensive loss	-	(6,932)
Retained earnings	48,333,281	42,818
TOTAL NET1 EQUITY	235,074,299	203,445
Non-controlling interest	-	-
TOTAL EQUITY	235,074,299	203,445

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	316,119,957	273,585

Consolidated statement of operations for the six months ended December 31, 2019 and the year ended June 30, 2019

The table below presents Net1 Korea's consolidated statement of operations for the six months ended December 31, 2019, and the year ended June 30, 2019, in KRW and $ that has been deconsolidated from the Company's unaudited pro forma consolidated statement of operations as a result of the Disposal:

	Net1 Korea
	Six months ended December 31, 2019		Year ended June 30, 2019
	KRW '000	$ '000	KRW '000	$ '000

Revenue	78,555,886	66,331	157,110,764	138,426
	-	-	-	-
Expenses
Cost of goods sold, IT processing, servicing and support	34,494,945	29,131	65,850,183	57,984
Selling, general and administration	27,578,184	23,284	60,646,271	53,479
Depreciation and amortization	7,876,370	6,648	19,519,371	17,220

Operating income	8,606,387	7,268	11,094,939	9,743

Interest income	652,024	549	1,248,520	1,098

Interest expense	118,490	100	61,974	52

Income before income tax expense	9,139,921	7,717	12,281,485	10,789

Income tax expense	2,442,699	2,062	5,692,321	4,989

Net income attributable to Net1 Korea	6,697,222	5,655	6,589,164	5,800

(b) Consideration received on Disposal

As previously disclosed, on January 23, 2020, Net 1 UEPS Technologies, Inc. (“Net1” or the “Company”), through its wholly owned subsidiary, Net1 Applied Technologies Netherlands B.V. (“Net1 BV”), and PayletterHoldings LLC (the “Purchaser”) entered into an agreement (the “Purchase Agreement”) pursuant to which Net1 BV agreed to sell its entire shareholding in Net1 Applied Technologies Korea Limited (collectively with its subsidiaries “Net1 Korea”), the sole shareholder of KSNET, Inc., for $237 million. The transaction closed on March 9, 2020 and Net1 BV received $216 million, $237 million, net of Korean taxes of $21 million.

(c) Gain recognized on Disposal

The table below presents the calculation of the gain recognized on Disposal:

As of December 31, 2019
$ '000

Fair value of consideration received	237,200
Less: carrying value of Net1 Korea	(203,445)
Total assets	(273,585)
Less: total liabilities	70,140
Add: release of foreign currency translation reserve included in accumulated other comprehensive loss	(6,932)
Less: transaction costs (not deductible for tax purposes) (Note 2 (d))	(9,000)
Gain before tax	17,823
Less: estimated tax on Disposal	(15,000)
Gain on Disposal	2,823

(d) Transaction costs - incurred subsequent to December 31, 2019

This represents the Company's estimate of the expected disposal costs of $9.0 million owing to external professional advisors, including FT Partners and Yulchon LLC, for services provided which are not reflected in the Company's December 31, 2019, consolidated balance sheet. These costs have been accrued as a current liability. The Company does not expect to deduct these expenses for tax purposes. Because the Company is required to expense these costs as they are incurred, it has charged them to retained earnings as of December 31, 2019. No adjustment has been made to the unaudited pro forma consolidated statement of operations for these costs as they are non-recurring.

(e) Pro forma interest earned and the related tax effects on surplus cash following disposal

The table below presents the calculation of the pro forma interest and the related tax effects on surplus cash following the Disposal for the six months ended December 31, 2019, and the year ended June 30, 2019:

	Six months ended December 31, 2019	Year ended June 30, 2019
	$ '000

Proceeds received	237,200	237,200
Less: taxes paid	(15,000)	(15,000)
Less: transaction costs paid	(9,000)	(9,000)
Add: net interest from prior period	2,021	-
Surplus cash	215,221	213,200
Interest at a rate of 1.2%	1,291	2,558
Income tax at the Federal tax rate of 21%	271	537

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NET 1 UEPS TECHNOLOGIES, INC.
Date: March 9, 2020	By: /s/ Alex M.R. Smith Name: Alex M.R. Smith Title: Chief Financial Officer